DRIVEN BY SCIENCE FOCUSED ON LIFE December 2022 Exhibit 99.1

Forward looking statements Certain statements included in this presentation (this “Presentation”) that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook" and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Nuvation Bio’s cash runway, the expected future clinical trial initiation, data announcements, and clinical candidate selections and the related timing. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the management team of Nuvation Bio and are not predictions of actual performance. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ from those anticipated by the forward-looking statements, including but not limited to the challenges associated with conducting drug discovery and initiating or conducting clinical trials due to, among other things, difficulties or delays in the regulatory process, enrolling subjects or manufacturing or acquiring necessary products; the emergence or worsening of adverse events or other undesirable side effects; risks associated with preliminary and interim data, which may not be representative of more mature data; and competitive developments. Risks and uncertainties facing Nuvation Bio are described more fully in its Form 10-Q filed with the SEC on November 3, 2022, under the heading "Risk Factors," and other documents that Nuvation Bio has filed or will file with the SEC. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this Presentation. Nuvation Bio disclaims any obligation or undertaking to update, supplement or revise any forward-looking statements contained in this Presentation.

Pipeline of wholly-owned candidates tackling the greatest unmet needs in oncology PROGRAM POTENTIAL INDICATION(S) CURRENT STAGE ANTICIPATED MILESTONES & RECENT UPDATES Program Potential Indication(s) PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Anticipated Milestones NUV-868 (BET) Advanced solid tumors NUV-868 Enrollment ongoing in Phase 1 dose escalation Ovarian, TNBC, pancreatic, mCRPC & other solid tumors NUV-868 + olaparib Enrollment ongoing in Phase 1b dose escalation mCRPC NUV-868 + enzalutamide Enrollment ongoing in Phase 1b dose escalation Drug-Drug Conjugate Platform Solid tumors Clinical candidate selected; submit IND filing by year end 2023 BET: Bromodomain and extra-terminal motif proteins; mCRPC: Metastatic castration-resistant prostate cancer; IND: Investigational New Drug; TNBC: Triple-negative breast cancer.

NUV-868 | BETi Advanced solid tumors Enrollment ongoing in Phase 1 monotherapy Ovarian, TNBC, pancreatic, mCRPC & other solid tumors Enrollment ongoing in Phase 1b combination

First generation BET inhibitors have been toxic and poorly effective against solid tumors BET proteins regulate the expression of many oncogenes, including cMYC – an oncogene that has not been targetable directly with a drug Non-selective BD1/2-inhibitors have been associated with tolerability issues, many apparently due to BD1 inhibition1 1. Faivre et al 2020; 2. Various assays used; 3. Internal Nuvation Bio data; 4. https://ash.confex.com/ash/2020/webprogram/Paper140138.html; 5. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5474678/; 6. https://www.nature.com/articles/s41388-018-0150-2; 7. 2016-EORTCposter-ZenithEpigenetics.pdf. BRD4 Affinity2 BD2 (nM) BD1 (nM) Selectivity NUV-868* 2 2920 1460x ABBV-7443 1.05 340 324x PLX-28534 Modest BD2 selectivity CPI-06103 17 85 5x ABBV-0751 3 11 3.7x MK-8628/OTX-0155 17 26 1.5x BI-8949996 41 5 0.1x ZEN-36947 Non-selective *high plasma protein binding, > 1% free fraction Limitations of first generation BET inhibitors

BD1 and BD2 play very different roles in gene regulation[1]

Science AAAS

DRUG DISCOVERY

Selective targeting of BD1 and BD2 of the BET proteins in cancer and immunoinflammation

Gilan et al, Science 368, (2020)

Key takeaways

- BD1 and BD2 enable chromatin binding to facilitate transcription
- BD1 primarily mediates steady-state gene expression, whereas BD2 primarily mediates the rapid induction of gene expression
- Differential roles of BD1 and BD2 in the maintenance and induction of gene expression may guide future BET-targeted therapies

1. Gilan et al, Science 368, (2020).

6

BD1 inhibition disrupts steady state gene expression and increases toxicity

BD1 inhibition

- Regulates steady state gene expression
- **<u>Displaces</u>** BET proteins already associated with histones
- Toxicity minimizes the therapeutic window


BET
BD1i
Ac
MTD
Therapeutic window
BD1i

BD2 inhibition

- Regulates rapid gene induction
- **<u>Prevents</u>** BET proteins from becoming associated with histones
- Effective in models of cancer and inflammatory diseases
- BD2 selectivity increases the therapeutic window


BET
BD2i
Ac
MTD
Therapeutic window
BD2i


BET
Ac
BD1
BD2

Ac: Acetylated chromatin
MTD: Maximum tolerated dose

7

BD2-selective BET inhibitor (ABBV-744) causes less thrombocytopenia and GI toxicity than BET inhibitors that potently inhibit BD1 (e.g. ABBV-075)

ABBV-744 demonstrates a superior therapeutic window compared to pan-BET inhibitors

Less effect on platelet count despite greater exposure

	Rat Tox Study				Mouse Efficacy Study		
	Dose (mg/kg)	AUC (ug.hr/ml)	Platelet reduction	Exposure over efficacious exposure in mouse	Dose (mg/kg)	AUC (ug.hr/ml)	TGI
ABBV-075	3	3.66	59%	3x	1	1.2	64%
ABBV-744	30	27.5	20%	25x	4.7	1.1	64%

Reduced impact on megakaryocytes | *Very limited inhibition of intestinal cell proliferation* | *Similar effect on AR+ PC cells*

	Mouse CFU-Mk IC50 (nM)	IEC-6 proliferation IC50 (nM)	LnCaP IC50 (nM)
ABBV-075	35	8	5
ABBV-744	645	3000	11

ABBV-075: Pan-BET inhibitor
ABBV-744: BD2-selective BET inhibitor

Less GI tox at efficacious dose (AR+ PC) with ABBV-744


Vehicle
ABBV-075
ABBV-744

- ABBV-744 has much more targeted anti-proliferative effects than pan-BET inhibitors; mainly effective in AML and AR-dependent prostate cancer
- AR-dependent transcription is inhibited by ABBV-744; transcriptional effects are more limited than pan-BET

Source: https://pubmed.ncbi.nlm.nih.gov/31969702/.

8

NUV-868 inhibits BD2 almost 1,500 times more potently than BD1, which may improve efficacy and tolerability BRD4 Affinity2 BD2 (nM) BD1 (nM) Selectivity NUV-868* 2 2920 1460x ABBV-7443 1.05 340 324x PLX-28534 Modest BD2 selectivity CPI-06103 17 85 5x ABBV-0751 3 11 3.7x MK-8628/OTX-0155 17 26 1.5x BI-8949996 41 5 0.1x ZEN-36947 Non-selective *high plasma protein binding, > 1% free fraction NUV-868 is the most selective BD2 vs BD1 BET inhibitor in development 1. Faivre et al 2020; 2. Various assays used; 3. Internal Nuvation Bio data; 4. https://ash.confex.com/ash/2020/webprogram/Paper140138.html; 5. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5474678/; 6. https://www.nature.com/articles/s41388-018-0150-2; 7. 2016-EORTCposter-ZenithEpigenetics.pdf.

NUV-868: Less bone marrow toxicity in animal models Dose (mg/kg) RBC (106/ul) PLT (103/ul) NEUT (103/ul) LYM (103/ul) RET (109/L) Vehicle - 10.4 842 0.20 7.45 361 NUV-868 5 9.6 893 0.19 3.98 438 NUV-868 10 10.2 1290 0.15 5.53 463 NUV-868 20 10.2 1460 0.07 5.93 505 24-hours post final dose on Day 21 Dose mg/kg Sex RBC (106/ul) PLT (103/ul) NEUT (103/ul) HGB (g/dL) HCT (%) Vehicle - Male 6.29 897 1.16 13.0 36.3 NUV-868 20 Male 6.58 1050 1.80 13.6 37.6 Vehicle - Female 6.73 948 0.60 13.5 37.6 NUV-868 20 Female 6.87 967 1.14 13.4 37.7 24-hours post final dose on Day 14 Reverses platelet suppression in an AML xenograft model No bone marrow suppression at efficacious doses in rat model MV4-11 AML xenograft hematology panel Rat 14-day repeat dose study Note: Experiments conducted using BID dosing.

NUV-868: Reduced gut toxicity compared with non-selective BET inhibitors Vehicle NUV-868 Treatment of mice for 10 days with BD2 selective compound NUV-868 shows no evidence of goblet cell loss Vehicle ABBV-075 A non-selective inhibitor (ABBV-075) leads to marked reduction in rat small intestine goblet cells1 1. Faivre et al 2020 Nat 578. Note: Experiments conducted using BID dosing. NUV-868 (BD2 Selective) may avoid GI toxicity ABBV-075 (Dual BD1 / BD2)

NUV-868: Plasma exposures provide robust, selective BD2 inhibition Dog 28-day dog toxicology study Dose-dependent, robust inhibition of BD2 Negligible BD1 inhibition even at high dose

NUV-868 down regulates tumor promoting oncogenes BCL-2 and MYC and up regulates tumor suppressor gene Hexim-1 AML CDX (Kasumi-1) Pharmacodynamic markers AML CDX (MV-4-11) BCL-2 cMYC Hexim-1 Vehicle NUV-868 Note: Experiments conducted using BID dosing.

NUV-868 treatment converts enzalutamide-resistant patient derived prostate cancer xenografts to again be enzalutamide-sensitive Vehicle Enzalutamide NUV-868 10mg/kg NUV-868 10mg/kg + Enzalutamide NUV-868 30mg/kg NUV-868 30mg/kg + Enzalutamide Individual animal tumor volume Change in tumor volume (%) Note: Experiments conducted using BID dosing.

Efficacious NUV-868 doses provide selective coverage for BD2 inhibition Prostate PDX model Inhibition of BD2 as monotherapy and in combination with enzalutamide Negligible inhibition of BD1 as monotherapy and in combination with enzalutamide Note: Experiments conducted using BID dosing.

BD2 selectivity blocks the ability of cancer cells to induce resistance pathways, and by avoiding BD1 inhibition, increases tolerability

BD1 inhibition

- Regulates steady state gene expression
- **Displaces** BET proteins already associated with histones
- Toxicity minimizes the therapeutic window


BET
BD1i
Ac
MTD
Therapeutic window
BD1i

BD2 inhibition

- Regulates rapid gene induction
- **Prevents** BET proteins from becoming associated with histones
- Effective in models of cancer and inflammatory diseases
- BD2 selectivity increases the therapeutic window


BET
BD2i
Ac
MTD
Therapeutic window
BD2i

BET | Ac | BD1 | BD2

AC: Acetylated chromatin
MTD: Maximum tolerated dose

16

NUV-868 significantly delays the emergence of enzalutamide resistance in prostate cancer xenografts Individual animal tumor volume: enzalutamide only (n=35) Individual animal tumor volume: enzalutamide + NUV-868 (n=12) Day Tumor volume (mm3) Day Tumor volume (mm3) Note: Experiments conducted using BID dosing.

NUV-868 reduces PARP inhibitor resistance possibly by preventing the induction of alternative DNA repair pathways

Limitations of PARP inhibition

- Genes will find other ways to repair themselves even in presence of PARP inhibitors; repaired DNA leads to cancer growth

DNA damaged
↓
PARPi blocks repair
↓
Genes find other ways to induce DNA repair even in presence of a PARPi
↓
DNA repaired



PARP
PARPi
A
B
C
Cancer Growth

Benefits of PARP and BET inhibition in combination

- BET inhibitors prevent genes from inducing other repair pathways to combat PARP inhibition, resulting in cell death

DNA damaged
↓
PARPi blocks repair
↓
Genes try to induce other pathways for DNA repair; NUV-868 blocks induction of new pathways
↓
DNA not repaired



PARP
PARPi
A
B
C
BETi
BETi
BETi
Cell Death

18

NUV-868 increases effectiveness of olaparib in HR proficient ovarian cancer xenografts: Does NUV-868 inhibit induction of DNA repair pathways? Tumor DNA damage HR-proficient ovarian cell line xenograft NUV-868 + olaparib Vehicle yH2AX GAPDH yH2AX GAPDH HR: Homologous recombination. Note: Experiments conducted using BID dosing.

NUV-868-01 Phase 1/1b study: monotherapy & combination NUV-868 + enzalutamide mCRPC NUV-868 + olaparib Ovarian, pancreatic, mCRPC, TNBC & other solid tumors Regimen 2 Regimen 1 Primary objective: safety, tolerability, RP2D Primary objective: safety, tolerability, RP2cD, drug interaction NUV-868 monotherapy Advanced solid tumors Enrollment ongoing Enrollment ongoing in both regimens Phase 1 dose escalation Phase 1b dose escalation with dose backfill RP2D: Recommended Phase 2 dose; RP2CD: Recommended Phase 2 combination dose; mCRPC: Metastatic castration-resistant prostate cancer; TNBC: Triple-negative breast cancer.

NUV-868 will be explored in solid tumors as monotherapy and in combination with Standard of Care NUV-868 RP2D Enrollment ongoing Dose escalation 3 + 3 study design (advanced solid tumors) Phase 1 monotherapy Enrollment ongoing Phase 1b combination Start after clearing DL1 in Phase 1 monotherapy NUV-868 RP2CD olaparib, enzalutamide Phase 1b escalation NUV-868 + olaparib (ovarian, pancreatic, mCRPC, TNBC & other solid tumors) NUV-868 + enzalutamide (mCRPC) NUV-868 monotherapy (mCRPC) NUV-868 + olaparib (ovarian, Pancreatic, mCRPC, TNBC) NUV-868 + enzalutamide (mCRPC) Phase 2 & Phase 2b expansion cohorts RP2D: Recommended Phase 2 dose; DL1: Dose level #1; RP2CD: Recommended Phase 2 combination dose; mCRPC: Metastatic castration-resistant prostate cancer; TNBC: Triple-negative breast cancer.

Drug-Drug Conjugate (DDC) Platform Solid Tumors Year end 2023: Submit IND filing

Oral or IV delivery Improves therapeutic index vs. untargeted warhead IV delivery Limited to cell-surface targets Complex and expensive CMC Antibody-drug conjugate The drug-drug conjugate (DDC) platform is a potentially revolutionary advance beyond ADCs Drug-drug conjugates Drug-drug conjugates Antibody-drug conjugates Tissue-selective targeting improves therapeutic index vs. untargeted warhead Binds intracellular and cell membrane targets Highly cell permeable Simpler and less expensive to manufacture

Drug Target X Drug Target Y Drug X Drug X Drug Y Drug Y Fuse Binding Domains DDCs are designed to bind TWO different targets simultaneously Drug Target X Drug Target Y Two separate drugs with two separate targets

PARP AR PARP PARP Inhibitory Warhead AR Targeting Small Molecule Fuse Binding Domains NUV-1156 is a novel drug-drug conjugate that targets AR and PARP AR Two separate drugs with two separate targets

NUV-1156 targets high AR-expressing tissue like prostate cancer and avoids low AR-expressing tissue like bone marrow and GI tract Bone Marrow Duodenum Small Intestines Colon Testis Prostate Epididymis Seminal Vesicle Fallopian Tube Breast Cervix Endometrium Androgen Receptor Expression Level Low AR expression in gut and bone marrow, the organs most affected by PARP toxicity High Medium Low Not Detected SCORE Modified from www.proteinatlas.org.

NUV-1156 potently kills enzalutamide-resistant prostate cancer cells (22RV1) which express AR, but not colon cells (IEC6), which have no AR Product / Candidate IC50 (nM) >30,000 7844 6152 NUV-1156 (PARP-AR DDC) 201 + Relative cell inhibition potency Enzalutamide-resistant prostate cancer cell line 22RV1 22RV1 IEC6 AR: Androgen receptor; IEC: Intestinal epithelial cells.

NUV-1176 targets high ER-expressing tissue like breast cancer and avoids low ER-expressing tissue like bone marrow and GI tract Bone Marrow Duodenum Small Intestines Colon Smooth Muscle Fallopian Tube Breast Vagina Cervix Endometrium Estrogen Receptor Expression Level Low ER expression in gut and bone marrow, the organs most affected by PARP toxicity High Medium Low Not Detected SCORE Modified from www.proteinatlas.org.

NUV-1176, an ER-targeted DDC, potently kills both HR-D and HR-P ER+ breast cancer cells without killing healthy gut epithelial cells ER: Estrogen receptor; HR: Homologous recombination; IEC: Intestinal epithelial cells. Proliferation inhibition NUV-1176 ER+ Breast cancer cells Healthy colon cells HR-deficient cell lines HR-proficient cell lines IEC6 10000 30000

DDC #1, a DDC derivative of a widely used chemo agent, suppresses prostate and breast cancer growth in xenografts Prostate cancer CDX (LNCAP) ER+ Breast cancer CDX (T47D) ER: Estrogen receptor.

Intermittent dosing of DDC #1 leads to sustained tumor inhibition for weeks

Other novel DDCs also cause tumor regression in various xenograft models DDC #2: ER+ Breast cancer CDX (T47D) DDC #3: HR+ Breast cancer CDX (T47D) ER: Estrogen receptor; HR: Homologous recombination.

Committed team tackling the greatest unmet needs in oncology Broad wholly-owned pipeline Enrollment ongoing in Phase 1 monotherapy and Phase 1b combination studies of NUV-868, a BD2 selective BET inhibitor for patients with advanced solid tumors First clinical candidate selected from DDC platform Comprehensive IP protection Strong cash position $674 million as of September 30, 2022 provides cash runway through 2028 Enables a world-class drug development team to rapidly pursue clinical development of multiple portfolio therapeutic candidates Experienced biotech leadership team Founded in 2018 by Dr. David Hung, previously the founder and CEO of Medivation and successful developer of major oncology drugs (XTANDI & TALZENNA) Best-in-class drug candidate profiles leveraging and improving validated drug mechanisms Potential for better efficacy and tolerability Mechanisms that target multiple tumor types